UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 27, 2013

NorthStar Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54671	26-4141646
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

399 Park Avenue, 18th Floor, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 27, 2013 (the “Closing Date”), NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”) closed a commercial mortgage backed securitization (“CMBS”) financing transaction initially collateralized by $425.2 million of commercial real estate loans (“CRE Loans”) and $106.3 million of cash.  The CMBS financing transaction financed the CRE Loans on a permanent, non-mark to market and non-recourse basis. NorthStar Income, through its subsidiaries, contributed eight directly originated CRE Loans with a $346.1 million aggregate principal balance to the CMBS financing transaction with the ability to contribute an additional $106.3 million of collateral within six months of the Closing Date.  NorthStar Realty Finance Corp., NorthStar Income’s sponsor (the “Sponsor”), through its subsidiaries, sold three senior participations in CRE Loans with a $79.1 million aggregate principal balance into the transaction.  The CMBS financing transaction involved the issuance and sale of a total of $382.7 million of investment-grade bonds, representing an advance rate of 72% and a weighted average coupon of LIBOR plus 2.68%.  Affiliates of NorthStar Income retained all of the below investment-grade bonds totaling $148.8 million. The net proceeds received by NorthStar Income were used to repay $222.7 million of borrowings on its various credit facilities, which originally financed the CRE Loans contributed by NorthStar Income. The bonds issued in the transaction were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The bonds have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Subsequent to the Closing Date, NorthStar Income contributed three additional CRE Loans with an aggregate principal balance of $63.7 million to the CMBS financing transaction.  As of September 3, 2013, $488.9 million of CRE Loans and $42.6 million of cash collateralized the CMBS financing transaction, and NorthStar Income has the ability to contribute an additional $42.6 million of collateral within six months of the Closing Date.

In connection with the CMBS financing transaction, subsidiaries of NorthStar Income made certain customary representations, warranties and covenants. If there is a breach of those representations and warranties or a defect in the documentation of any of its contributed assets, which breach or defect materially and adversely affects the value of its contributed assets, the value of the related mortgaged property or the interests of the trustee therein, then a subsidiary of NorthStar Income, NorthStar Real Estate Income Trust Operating Partnership, LP, will be required to either cure the breach, repurchase the affected contributed asset from the issuing entity, replace the affected contributed asset with another asset or make a loss of value payment.

In addition, NorthStar Income agreed to indemnify Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. (“Initial Purchasers”) as initial purchasers of the investment-grade bonds to the extent that the Initial Purchasers suffer a loss as a result of a material misstatement or omission made by NorthStar Income in connection with the sales of the bonds, a material breach of its or its subsidiaries’ representations, warranties or covenants, or gross negligence, bad faith, fraud, willful misconduct in performing its or its subsidiaries’ obligations in connection with the CMBS financing transaction.  The Sponsor also agreed to indemnify the Initial Purchasers for any loss as a result of material misstatements or omissions made by it and certain of its subsidiaries.

In addition, NorthStar Income and the Sponsor agreed to indemnify each other to the extent that either suffers a loss as a result of a material misstatement or omission made by the other in connection with the sales of the bonds, a material breach of the other’s representations, warranties or covenants, or the other’s gross negligence, bad faith, fraud, willful misconduct in performing their obligations in connection with the CMBS financing transaction.  To the extent any loss was caused jointly by NorthStar Income and the Sponsor, they will each be responsible for their pro rata share of the loss.

NorthStar Income has paid an 8% per annum distribution to its stockholders since it commenced operations in October 2010 (although it is not obligated to do so).  As of September 3, 2013, NorthStar Income’s portfolio produced a current yield on invested equity, net of expenses and including uninvested cash, of 8.6% (NorthStar Income’s portfolio produced a 14.3% current yield on invested equity, before expenses and excluding uninvested cash).  For the purposes of this calculation, NorthStar Income’s uninvested cash includes the remaining $42.6 million of cash collateralizing the CMBS financing transaction.

Safe-Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or Exchange Act. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” or other similar words or expressions. These statements are based on NorthStar Income’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Income can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income’s expectations include, but are not limited to, the timing of the underlying CRE Loans being repaid, if at all, whether a NorthStar Income subsidiary may become subject to obligations associated with breaches of representations and warranties or a defect in the documentation of any of the contributed assets, which breach or defect, if any, materially and adversely affects the value of the subject contributed asset, the value of the related mortgaged property or the interests of the trustee therein, whether NorthStar Income can maintain financing levels similar to those currently achieved on its assets, the ability to realize current yields on invested equity, the ability to contribute additional collateral to the CMBS financing transaction, the ability to continue to pay an 8% per annum distribution, or any distribution, income-producing ability, the impact of any losses on cash flows and returns, market rental rates and property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, the ability to maintain a qualified diversified portfolio, the impact of local economics, the ability to successfully implement an exit strategy, availability of investment opportunities, availability of capital, the ability to achieve its targeted returns, the ability to close on its investments in private equity fund interests, announced on June 12, 2013, at the time or on the terms anticipated, if at all, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Item 1A of NorthStar Income’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 under the heading “Risk Factors.” The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income on the date of this report and NorthStar Income is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REAL ESTATE INCOME TRUST, INC.

Date: September 3, 2013	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary